UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2016
PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
120 South LaSalle Street Chicago, Illinois		60603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 564-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s annual meeting of stockholders held on May 19, 2016, three matters were submitted to the Company’s stockholders. Of the approximately 79.3 million shares eligible to vote as of the March 24, 2016 record date, approximately 75.0 million shares, or approximately 94.5 percent of the total shares outstanding, were present in person or represented by proxy at the meeting. The final voting results for each matter are listed below:

(1)	The election of eleven directors for a one-year term ending at the 2017 annual meeting of stockholders or until their successors are duly elected and qualified:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Diane M. Aigotti	71,246,517	172,049	3,549,065
Norman R. Bobins	70,592,317	826,249	3,549,065
Michelle L. Collins	71,243,842	174,724	3,549,065
James M. Guyette	70,665,699	752,867	3,549,065
Cheryl Mayberry McKissack	70,975,815	442,751	3,549,065
James B. Nicholson	71,193,953	224,613	3,549,065
Richard S. Price	70,928,637	489,929	3,549,065
Edward W. Rabin	70,989,391	429,175	3,549,065
Larry D. Richman	70,922,584	495,982	3,549,065
William R. Rybak	70,991,112	427,454	3,549,065
Alejandro Silva	71,213,162	205,404	3,549,065

(2)	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain
74,398,505	566,825	2,301

(3)	The approval of the Company's 2015 named executive officers' compensation on an advisory (non-binding) basis:

For	Against	Abstain	Broker Non-Votes
70,068,714	1,124,310	225,542	3,549,065

ITEM 7.01     REGULATION FD DISCLOSURE

On May 19, 2016, PrivateBancorp, Inc. announced that its board of directors declared a quarterly cash dividend of $0.01 per share payable on June 30, 2016, to stockholders of record on June 16, 2016. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

Note: the information in this item of this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated May 19, 2016 (furnished to the SEC as part of this Form 8-K)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2016	PRIVATEBANCORP, INC.
By: /s/ Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated May 19, 2016 (furnished to the SEC as part of this Form 8-K)